SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                            Washington, D.C. 20549


                                  FORM 8-K
                                  --------

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



         Date Report (Date of earliest event reported) March 16, 1998



                        BONNEVILLE PACIFIC CORPORATION
                        ------------------------------
              (Exact name of registrant as specified in charter)



      Delaware                0-14846                87-0363215
      ------------------------------------------------------------------
     (State or other          (Commission            (IRA Employer
     jurisdiction of          File Number)           Identification No.)
     incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.    Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period February 1, 1998 to February 28, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.      Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                          BONNEVILLE PACIFIC CORPORATION



                          /s/ Roger G. Segal
                          By:  Roger G. Segal, Chapter 11 Trustee

DATED March 16, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                     BONNEVILLE PACIFIC CORPORATION


                     /s/ R. Stephen Blackham
                     By:  R. Stephen Blackham, Assistant Controller

DATED March 16, 1998

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------


28.1           Monthly Financial Report - Chapter
               11, for the period February 1, 1998
               to February 28, 1998, of the
               Registrant, dated March 16, 1998 as
               filed by the Registrant with the
               United States Bankruptcy Court for
               the District of Utah, Central
               Division on March 16, 1998.  . . . . . . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                     CHAPTER 11


DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO. 91A-27701    For Period February 1 to February 28, 1998
         ---------               -------------------------------
         Accounting Method Used:  [x] Accrual Basis   [ ] Cash Basis


                                  COVER SHEET

-----------------------------------------------------------------------------
                        THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each   MONTH.  The debtor must attach each of the following
Required                reports/documents unless the U.S. Trustee has waived
Report/Document         the requirement in writing.  File original with
                        Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document     Previously
Attached     Waived        REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
 [ x ]        [   ]       Cash Receipts & Disbursements Statement (Form 2-B)
 [ x ]        [   ]       Balance Sheet (Form 2-C)
 [ x ]        [   ]       Profit and Loss Statement (Form 2-D)
 [ x ]        [   ]       Supporting Schedules (Form 2-E)
 [ x ]        [   ]       Quarterly Fee Summary (Form 2-F)
 [ x ]        [   ]       Narrative (Form 2-G)
 [ x ]        [   ]     Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: March 16, 1998

                             Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                         /s/ R. Stephen Blackham
                             By:         R. Stephen Blackham
                             Position:   Assistant Controller

                         Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 16th day of March 1998.


                              /s/ Roger G. Segal
                         By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                  Narrative
                    For the Month Ended February 28, 1998


                                  Form 2-G


-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of February 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of February and the first part of March 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on
     September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the United States Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. The Litigation has been concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through March 12, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any individuals who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any party who entered into a tolling agreement.

     In light of the conclusion of the Litigation, the Trustee's Special Litigation Counsel, Beus, Gilbert and Morrill, P.L.L.C. ("BG&M"), a Phoenix, Arizona law firm which was retained by the Trustee in 1992 on a contingent fee basis with Bankruptcy Court approval, has filed with the Bankruptcy Court its final fee and cost application. Based upon total litigation recoveries in excess of $187,000,000.00, BG&M has been paid to date fees totaling $55,471,941.93 and BG&M is seeking in its recently filed seventeenth and final fee application an additional approximately $1,834,865.09 in fees. BG&M has also been paid to date costs totaling $5,275,241.81 and BG&M is seeking in its recently filed seventeenth and final cost application an additional $2,298.05 in costs. A hearing on BG&M's final fee and cost application is scheduled for April 13, 1998.

     On February 12, 1998 the United States District Court for the District of Utah, the Honorable Thomas R. Brett presiding, issued an Order in Appeal No. 2:96-CV-573-B which Order affirmed the Bankruptcy Court's rulings which denied the law firm of Snell & Wilmer more than two hundred thousand dollars in asserted fees and costs which arose in connection with such firm's representation of the Debtor-in-Possession. The Bankruptcy Court's original decisions are published in 147 B.R. 803 (Bankr. D. Utah 1992) and 196 B.R. 868 (Bankr. D. Utah 1996). The District Court's Order has not, to date, been published. The aforesaid District Court Order also provided that the estate may be required to pay $71,765.23 or more to Snell & Wilmer for its 1992 legal services as special counsel for the Trustee.

     On December 1, 1997, the Trustee filed a Motion for Authority to
     Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's
     199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are proceeding with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that will be distributed to the participants includes an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NCA #1 and representatives of NPC have reached a settlement agreement relating to curtailment issues, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Projects Lending Group has approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the Public Service Commission of Nevada. A scheduling conference has now been held concerning the Petition filed with the Public Service Commission and a schedule set, which schedule includes formal hearings on the Petition before the Public Service Commission,
     on April 6 through April 8, 1998.   The Trustee and his counsel continue
     to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting the PSCN to consider the approval of the above referenced settlement agreement has been signed and filed by the parties.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control Nox emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities. See
11 U.S.C. Section 510(b).   A hearing on the Motion was scheduled before the
Bankruptcy Court on September 10, 1996.  No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 370 additional claims have been filed since December 16, 1996. A total of 4,619 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. For updated figures on some of the claims see the "Conditional Letter Agreement" dated December 31, 1997 which was filed with the Bankruptcy Court on December 31, 1997 and was filed with the United States Securities & Exchange Commission (in a Form 8K) on or about January 5, 1998 and also see Note Number 3 to the herewith attached Financial Statement. The Trustee has objected to (with most of the objections having been sustained by the Bankruptcy Court) and will likely continue to object to a number of the
new claims which have been filed.   The Trustee on November 13, 1997 filed an
objection to certain claims filed after the supplementary claims bar date and a hearing on the objection was held as scheduled on December 15, 1997; at the hearing the Court (a) sustained the Trustee's objection with regard to 55 claims and disallowed such claims in their entirety, and (b) allowed as timely filed an additional 88 claims that were the subject of the objection.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service. Preliminary work for preparation of the 1997 U.S. Corporate Income Tax Return has commenced.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of '382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and has commenced work on an audit for 1997.

After lengthy negotiations with various parties-in-interest, on December 31, 1997 the Trustee entered into a "Conditional Letter Agreement" (hereafter the "CLA") with certain creditors of the Company. A copy of the CLA was filed with the Bankruptcy Court on December 31, 1997 and with the United States Securities and Exchange Commission (in the form of an 8K) on or about
January 5, 1998. The CLA sets forth some of the terms of a Chapter 11 plan for the Company that will be proposed by the Trustee in the near future. Such Chapter 11 plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company. The CLA also sets forth the treatment that will be accorded to most of the creditors of the Company in the proposed Chapter 11 plan to be filed by the Trustee. The CLA must be read in its entirety for all the provisions of the conditional settlement. The CLA is conditioned upon approval by the Bankruptcy Court in the context of a Chapter 11 plan confirmation process; such process includes the approval by the Bankruptcy Court of a disclosure statement; until a disclosure statement has been approved by the Bankruptcy Court, no party-in-interest may solicit the acceptance or rejection of any plan. If the Bankruptcy Court does not confirm the proposed Chapter 11 plan to be submitted by the Trustee for the Company by August 31, 1998, then the CLA will be void. Any Chapter 11 plan for the Company must first be approved (and confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective. The Trustee believes that the settlement reflected in the CLA is fair, reasonable and is in the best interest of the Company, its creditors and stockholders as the Trustee's proposed Chapter 11 plan would, if confirmed by the Bankruptcy Court, permit the Company to emerge from its bankruptcy proceeding sometime in 1998. The Trustee intends to file his Chapter 11 Plan and Disclosure Statement sometime within the next few weeks.

In light of the CLA and the Trustee's previously stated opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the CLA.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker)
has completed its initial work in valuing the Company's (and its affiliates') business assets. The Trustee will not make public the valuation work performed by Bear, Stearns & Company until such time as the Trustee completes his proposed disclosure statement which will be filed along with his proposed Chapter 11 plan. However, in part based upon the valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book
---------------
(3) One of the issues conditionally resolved in the CLA, subject to Bankruptcy Court approval in the context of the plan confirmation process, is the amount of post-petition interest to be paid on the approximately $100 million in senior (prepetition) debt. On December 12, 1997 (a date prior to the execution of the CLA), C. Derek Anderson initiated (and later served) an adversary proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co., seeking a judgment declaring that senior creditors are not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). In light of the CLA, the Trustee moved to intervene in the Adversary Proceeding and, the Trustee's motion to intervene was granted at a hearing held on March 2, 1998. The Trustee, in accordance with his previously stated intention, has filed a Motion to Dismiss the complaint because the Trustee believes that the post-petition interest issue is better resolved in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-interest. In addition Halcyon/Alan B. Slifka Management & Co. has filed a Motion to Dismiss. The Motions to Dismiss are scheduled for hearing on March 30, 1998.

value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECONCILIATION

1.  Beginning Cash Balance:                             $150,945,177.58

2.  Cash Receipts:  (See Page 2 of 2)       529,716.40

3.  Cash Disbursements:  (See Page 2 of 2) (169,278.67)
                                            ----------
4.  Net Cash Flow:                                           360,437.73
                                                             ----------
5.  Ending Cash Balance:                                $151,305,615.31
                                                        ===============


                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                            AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $1,302.89       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                         523.63       KEY BANK OF UTAH
GENERAL CORP CASH                       361,803.55       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT           2,882,244.21  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT           11,413,297.67  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD             14,946,047.19  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD             26,751,932.03  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS              20,641.60  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT      94,814,272.20  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES                 4,132.59  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE             109,417.75       KEY BANK OF UTAH
                                        ----------
                                   $151,305,615.31
                                   ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNALS

BANK ACCOUNT                     TOTAL         PAGE REF
PAYROLL ACCOUNT                   $20,088.58      A
PAYROLL TAX ACCOUNT                 9,975.66      B
GENERAL CORP CASH                 146,073.29      C
CHPTR 11 TRUSTEE JOINT ACCT        10,069.03      E
CHPTR 11 TRUSTEE - CD ACCT              0.00     N/A
CHPTR 11 TRUSTEE - JT CD                0.00     N/A
CHPTR 11 TRUSTEE - JT CD                0.00     N/A
CHPTR 11 TRUSTEE JT SAVINGS            63.46      F
CHPTR 11 TRUSTEE JOINT MMA ACCT   373,143.39      G
PROCEEDS FROM ASSET SALES              10.19      H
KYOCERA MAINTENANCE RESERVE        10,357.04      I
                                   ---------
                                  569,780.64
     LESS:  ACCOUNT TRANSFERS     (40,064.24)
                                   ---------
     TOTAL CASH RECEIPTS         $529,716.40
                                 ===========


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                         TOTAL         PAGE REF
PAYROLL ACCOUNT                       $19,124.92      A
PAYROLL TAX ACCOUNT                     9,977.82      B
GENERAL CORP CASH                     169,786.62      D
CHPTR 11 TRUSTEE JOINT ACCT                43.00      E
CHPTR 11 TRUSTEE - CD ACCT                  0.00     N/A
CHPTR 11 TRUSTEE - JT CD                    0.00     N/A
CHPTR 11 TRUSTEE - JT CD                    0.00     N/A
CHPTR 11 TRUSTEE JT SAVINGS                 0.00      F
CHPTR 11 TRUSTEE JOINT MMA ACCT             0.00      G
PROCEEDS FROM ASSET SALES                   0.00      H
KYOCERA MAINTENANCE RESERVE            10,410.55      I
                                       ---------
                                      209,342.91
     LESS:  ACCOUNT TRANSFERS         (40,064.24)
                                       ---------
     TOTAL CASH DISBURSEMENTS        $169,278.67
                                     ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                Payroll Account
                   For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT      DESCRIPTION
02/11/98  CK# 6824   BPC - GENERAL         $9,545.56  PAYROLL TRANSFER
02/25/98  CK# 6848   BPC - GENERAL         10,543.02  PAYROLL TRANSFER
                                           ---------
          TOTAL CASH RECEIPTS             $20,088.58
                                          ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT      DESCRIPTION
02/15/98             PAYROLL SUMMARY       $9,545.56
02/28/98             PAYROLL SUMMARY        9,543.02
02/28/98  BANK STMT  KEY BANK OF UTAH          36.34  SERVICE CHARGE
                                               -----
          TOTAL CASH DISBURSEMENTS        $19,124.92
                                          ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT      DESCRIPTION
02/11/98  CK# 6823   BPC - GENERAL        $4,988.46   PR TAX TRANSFER
02/28/98  CK# 6847   BPC - GENERAL         4,987.20   PR TAX TRANSFER
                                           --------
          TOTAL CASH RECEIPTS             $9,975.66
                                          =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT      DESCRIPTION
02/15/98  KEY TAX    KEY BANK OF UTAH        $4,278.78   FEDERAL TAX DEPOSIT
02/28/98  KEY TAX    KEY BANK OF UTAH         4,277.65   FEDERAL TAX DEPOSIT
02/28/98  CK# 1255   UTAH ST TAX COMMISSION   1,419.23   STATE TAX DEPOSIT
02/28/98  BANK STMT  KEY BANK OF UTAH             2.16   BANK SERVICE CHARGE
                                                  ----
          TOTAL CASH DISBURSEMENTS           $9,977.82
                                             =========


                                      B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                        AMOUNT       DESCRIPTION
02/18/98  DS021898    TRAVELERS INSURANCE           $20,000.00  INSURANCE PREMIUM REFUND
02/18/98  DS021898    BONNEVILLE NEVADA CORP            554.55  EXPENSE REIMBURSEMENT
02/18/98  DS021898    KYOCERA AMERICA                 5,098.74  ENERGY REVENUE-KYOCERA
02/27/98  DS022798    RAVENSCOFT ACCOUNT              4,354.88  EXPENSE REIMBURSEMENT
02/27/98  DS022798    STATE OF CALIFORNIA             1,544.54  STATE TAX REFUND
02/27/98  DS022798    BONNEVILLE FUELS CORP           7,379.05  EXPENSE REIMBURSEMENT
02/27/98  DS022798    BONNEVILLE PACIFIC SERVICES    20,295.78  EXPENSE REIMBURSEMENT
02/27/98  DS022798    STATE OF UTAH                  85,697.00  STATE TAX REFUND
02/28/98  BANK STMT   KEY BANK OF UTAH                1,148.75  INTEREST INCOME
                                                      --------
          TOTAL CASH RECEIPTS                      $146,073.29
                                                   ===========

                                      C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #     PAYEE                            AMOUNT      DESCRIPTION
02/04/98  1006812   AUTOMATED OFFICE SYSTEMS INC       $159.53   OFFICE SUPPLIES & EXPENSE
02/04/98  1006813   BPC-KYOCERA MAINT RESERVE        10,000.00   TRANSFER-MAINT RESERVE
02/04/98  1006814   MARCIA CUSTER                        50.63   OFFICE SUPPLIES & EXPENSE
02/04/98  1006815   CYMA HELP!                           60.00   OFFICE SUPPLIES & EXPENSE
02/04/98  1006816   DORN ASSOCIATES LTD              12,573.00   RENT-OFFICE SPACE & PARKING
02/04/98  1006817   GENERATOR POWER SYSTEMS INC         926.25   KYOCERA-O&M EXPENSE
02/04/98  1006818   BRENDA TOLMAN                       150.58   OFFICE SUPPLIES & EXPENSE
02/04/98  1006819   WELLS FARGO BANK                  1,475.75   401K ADMINISTRATION FEE
02/04/98  1006820   US TRUSTEE                        5,000.00   4TH QTR DISBURSEMENT FEE
02/11/98  1006821   AIRBORNE EXPRESS                     65.41   EXPRESS MAIL EXPENSE
02/11/98  1006822   BONNEVILLE PACIFIC SERVICES       2,852.72   KYOCERA-O&M EXPENSE
02/11/98  1006823   BPC-PAYROLL TAX ACCT              4,988.46   TRANSFER-PAYROLL TAX ACCT
02/11/98  1006824   BPC-PAYROLL ACCOUNT               9,545.56   TRANSFER-PAYROLL ACCT
02/11/98  1006825   CSC NETWORKS                        150.00   OFFICE SUPPLIES & EXPENSE
02/11/98  1006826   FRONTIER COMMUNICATIONS             549.40   TELEPHONE EXPENSE
02/11/98  1006827   MOUNT OLYMPUS WATER                  28.73   OFFICE SUPPLIES & EXPENSE
02/11/98  1006828   THE PRUDENTIAL                    1,232.95   INSURANCE-DISABILITY
02/11/98  1006829   PRINTELLIGENT INC                   179.73   OFFICE SUPPLIES & EXPENSE
02/11/98  1006830   REDMAN VAN & STORAGE CO INC          57.35   RENT-STORAGE
02/11/98  1006831   SAN DIEGO GAS & ELECTRIC         17,520.00   KYOCERA-O&M EXPENSE
02/11/98  1006832   TRAVEL ZONE CRUISE ZONE             117.00   TRAVEL EXPENSE
02/11/98  1006833   UNITED HEALTH CARE               20,409.88   INSURANCE-HEALTH
02/11/98  1006834   US SHRED LLC                         52.20   OFFICE SUPPLIES & EXPENSE
02/11/98  1006835   WELLS FARGO BANK                    847.30   401K CONTRIBS & LOAN PMTS
02/11/98  1006836   XEROX CORPORATION                   398.70   OFFICE SUPPLIES & EXPENSE
02/18/98  1006837   COMPUSERVE                            9.95   OFFICE SUPPLIES & EXPENSE
02/18/98  1006838   GENERATOR POWER SYSTEMS INC      23,899.82   KYOCERA-O&M EXPENSE
02/18/98  1006839   CLARK MOWER                         276.42   TRAVEL REIMBURSEMENT
02/18/98  1006840   PROTEL                               37.22   OFFICE SUPPLIES & EXPENSE
02/18/98  1006841   PRINTELLIGENT INC                    49.99   OFFICE SUPPLIES & EXPENSE
02/18/98  1006842   REDMAN VAN & STORAGE CO INC         791.36   RENT-STORAGE
02/18/98  1006843   SAN DIEGO GAS & ELECTRIC            101.26   KYOCERA-O&M EXPENSE
02/18/98  1006844   US WEST COMMUNICATIONS              793.64   TELEPHONE EXPENSE
02/25/98  1006845   AIRBORNE EXPRESS                     71.14   EXPRESS MAIL EXPENSE
02/25/98  1006846   AMPCO SYSTEM PARKING                134.00   RENT-PARKING SPACE
02/25/98  1006847   BPC-PAYROLL TAX ACCT              4,987.20   TRANSFER-PAYROLL TAX ACCT
02/25/98  1006848   BPC-PAYROLL ACCOUNT              10,543.02   TRANSFER-PAYROLL ACCT
02/25/98  1006849   GENERATOR POWER SYSTEMS INC       8,589.70   KYOCERA-O&M EXPENSE
02/25/98  1006850   JD GRIFFIN & ASSOCIATES PC        4,272.00   OFFICE SUPPLIES & EXPENSE
02/25/98  1006851   MOUNT OLYMPUS WATER                  18.03   OFFICE SUPPLIES & EXPENSE
02/25/98  1006852   OFFICE TEAM                         244.20   OFFICE SUPPLIES & EXPENSE
02/25/98  1006853   TRAVEL ZONE CRUISE ZONE             922.76   TRAVEL EXPENSE
02/25/98  1006854   UNUM LIFE INSURANCE CO            1,498.28   INSURANCE-DISABILITY
02/25/98  1006855   WELLS FARGO BANK                    847.30   401K CONTRIBS & LOAN PMTS

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                    CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                      AMOUNT       DESCRIPTION
02/25/98  1006856    SALT LAKE COUNTY ASSESSOR     1,297.41  PERSONAL PROPERTY TAX
02/25/98  1006857    TRAVEL ZONE CRUISE ZONE         203.00  TRAVEL EXPENSE
02/25/98  1006858    UNITED HEALTH CARE           20,756.51  INSURANCE-HEALTH
02/28/98  BANK STMT  KEY BANK OF UTAH                 51.28  BANK SERVICE CHARGE
                                                      -----
          TOTAL CASH DISBURSEMENTS              $169,786.62
                                                ===========

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT      DESCRIPTION
02/28/98  BANK STMT  KEY BANK             $10,069.03  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT      DESCRIPTION
02/28/98  BANK STMT  KEY BANK OF UTAH     $43.00      BANK SERVICE CHARGE

                                      E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Chapter 11 Trustee JT Savings
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
02/28/98  BANK STMT  BANK ONE            $63.46      INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
                     NONE


                                      F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
02/28/98  BANK STMT   NATIONS BANK         $373,143.39  INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
                     NONE


                                     G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Proceeds From Asset Sales
                  For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
02/28/98  BANK STMT  KEY BANK OF UTAH    $10.19       INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                      H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                 For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT       DESCRIPTION
02/02/98  CK# 6813   BONNEVILLE PACIFIC CORP   $10,000.00   TRANSFER
02/28/98  BANK STMT  KEY BANK OF UTAH              357.04   INTEREST INCOME
                                                   ------
          TOTAL CASH RECEIPTS                  $10,357.04
                                               ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                        AMOUNT      DESCRIPTION
02/11/98  CK #1035    AA-1 SERVICES INC             $2,200.00  KYOCERA O&M EXPENSE
02/18/98  CK #1036    GENERATOR POWER SYSTEMS INC    8,210.55  KYOCERA O&M EXPENSE
                                                     --------
                                                   $10,410.55
                                                   ==========

                                      I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Balance Sheet
                         As of February 28, 1998
-----------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash                                       $151,305,615
   Accounts receivable - trade                     123,022
   Accounts receivable - settlements (Note 4)    5,492,622
   Accounts receivable - affiliates                 69,695
   Prepaid insurance                                18,391
   Accrued interest receivable                     354,850
                                                   -------
   Total current assets                                      $157,364,195
Fixes Assets:
   Land                                            198,424
   Equipment, furniture and fixtures             3,807,639
                                                 ---------
   Total fixed assets                            4,006,063
   Less:  Accumulated depreciation              (3,184,169)
                                                 ---------
   Net fixed assets                                               821,894
Other Assets:
   Investment in and advances to subsidiaries
     and partnership (Note 7)                   25,539,942
   Other assets                                      1,820
                                                     -----
   Total other assets                                          25,541,762
                                                               ----------
TOTAL ASSETS                                                 $183,727,851
                                                             ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                       $101,707
   Accounts payable - professional fees
     and costs                                   2,309,341
   Accrued income taxes payable (Note 5)                 0
   Taxes payable                                         0
   Accrued interest                             46,589,203
                                                ----------
   Total post-petition liabilities                            $49,000,251
Pre-Petition Liabilities:
   Priority claims                                   5,180
   Secured debt                                          0
   Unsecured debt (Notes 1 and 3)               99,967,970
                                                ----------
Total Pre-Petition Liabilities                                 99,973,150
                                                               ==========
TOTAL LIABILITIES
OWNER'S EQUITY
Capital Stock or Owner's Investment                213,752
Paid-In-Capital                                121,590,029
Treasury Stock                                  (2,308,255)
Retained Earnings:
   Pre-Petition                                (56,551,908)
   Post-Petition (Note 6)                      (28,189,168)
                                                ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                           34,754,450
                                                               ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                         $183,727,851
                                                             ============

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                 For Period February 1 - February 28, 1998
-----------------------------------------------------------------------------

Gross operating revenue                                  $123,000
Less discount, returns and allowances                           0
                                                                -
   Net operating revenue                                            $123,000

   Cost of goods sold                                               (144,953)
                                                                     -------
   Gross profit                                                      (21,953)

Operating expenses:
   Salaries and wages                                      29,235
   Rent and leases                                          2,186
   Payroll taxes                                           12,293
   Insurance                                                3,454
   Other                                                   19,449
                                                           ------
   Total operating expenses                                          (66,617)
                                                                      ------
   Operating income (loss)                                           (88,570)

Legal and professional fees and costs (Note 4)             72,864
Depreciation, depletion and administration                  3,617
Claims settlement expense                                       0
Interest expense                                          575,037
                                                          -------
   Total                                                            (651,518)
                                                                     -------
   Net operating income (loss)                                      (740,088)

Non-operating income and (expenses):
   Interest income                                        612,381
   Other income - settlements                                   0
   Other income                                           111,596
   Equity in earnings (losses) of subsidiaries
     and partnerships (Note 2)                             53,110
                                                           ------
       Net non-operating income or (expenses)                        777,087
                                                                     -------
       Net income (loss) before income taxes                          36,999

       Provision for income taxes (benefit) (Note 5)                       0
                                                                           -
       NET INCOME (LOSS)                                             $36,999
                                                                     =======
                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                 For Period February 1 to February 28, 1998
-----------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,100,000.00, post-petition debenture sale claims in the approximate amount of $10,700,000.00, limited partner claim approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of between $40,000,000.00 and $45,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                                (Continued)
                 For Period February 1 to February 28, 1998
-----------------------------------------------------------------------------

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of February 28, 1998 and are reflected on the February 28, 1998 Financial Statements. Approved settlements are as follows:

             W. Johnson               $992,622
             Westinghouse Electric   3,000,000
             Piper Jaffray           1,500,000
                                     ---------
                                    $5,492,622

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax
    Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt as rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advanced to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets.

                                                                     Form 2-D
                                                                  Page 3 of 3

                          DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                    Case No. 91A-27701
                          Taxes Payable Schedule (Post-Petition)
                      For the Period February 1 to February 28, 1998

                            Beginning                               Payments    Date      Check    Ending
                            Balance     Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                      $0.00         $0.00    ($4,184.79)   $2,092.66  02/15/98  KEY TAX    $0.00
                                                                      2,092.13  02/28/98  KEY TAX

   State                         0.00                   (1,419.23)    1,419.23  02/28/98  1255

FICA tax withheld                0.00                   (2,185.82)    1,093.06  02/15/98  KEY TAX
                                                                      1,092.76  02/28/98  KEY TAX     0.00

Employer's FICA tax              0.00                   (2,185.82)    1,093.06  02/15/98  KEY TAX
                                                                      1,092.76  02/28/98  KEY TAX     0.00

Unemployment tax:
   Federal                       0.00                                                                 0.00
   State                         0.00                                                                 0.00

Sales, use & excise taxes        0.00                                                                 0.00
   Property taxes                0.00                        0.00                                     0.00

Accrued income tax:
   Federal                       0.00          0.00                                                   0.00
   State                         0.00          0.00          0.00         0.00                        0.00

Delaware franchise tax           0.00                                                                 0.00

Employee withholding             0.00          0.00     (1,531.20)      765.60  02/11/98  1006835     0.00
                                 ----          ----      --------       765.60  02/25/98  1006855     ----
                                                                        ------
TOTALS                          $0.00         $0.00   ($11,506.86)  $11,506.86                       $0.00
                                =====         =====    ==========   ==========                       =====

                              DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                        Case No. 91A-27701
                                        Insurance Schedule
                            For Period February 1 to February 28, 1998

                                                                Policy
                                                    Amount of   Expiration    Premium Paid
                          Carrier/Agent             Coverage    Date          Thru Date
Worker's Compensation     Various State Funds       Statutory
                                                    $1,000,000  (A)           02/28/98

General Liability         Travelers Insurance/
                          Sedgwick James            5,000,000   08/17/98      08/17/98

Vehicles                  Travelers Insurance/
   (Hired/Non-Owned)      Sedgwick James            5,000,000   08/17/98      08/17/98

Property:
   Bonneville Pacific     Federal Insurance Co./
                          Sedgwick James            735,000     08/17/98      08/17/98

   Kyocera                Federal/Hartford Steam/
                          Sedgwick James            5,352,879   08/17/98      08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                 For Period February 1 to February 28, 1998
-----------------------------------------------------------------------------

                                                          Accounts
                            Non-Affiliate    Accounts     Payable
                            Accounts         Payable      Professional
                            Receivable       Trade        Fees
Under 30 days               $5,492,662          $97,133   $2,309,341
30 to 60 days                        0                0            0
61 to 90 days                        0                0            0
Over 90 days                         0            4,574            0
                                     -            -----            -
Total post-petition          5,492,662          101,707    2,309,341

Pre-petition amounts                 0        3,664,200            0
                                     -        ---------            -
Total accounts receivable   $5,492,662
                            ==========
Total accounts payable                       $3,765,907   $2,309,341
                                             ==========   ==========

                            Affiliate
                            Accounts
                            Receivable

Under 30 days                  $63,206
30 to 60 days                   59,816
61 to 90 days                        0
Over 90 days                         0
                                     -
Total post-petition
   affiliate accounts
   receivable                 $123,022
                              ========

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                  For Period February 1 to February 28, 1998
-----------------------------------------------------------------------------

                                               Date of
                                               Court      Estimated
                                 Amount Paid   Approval   Balance Due
Court Appointed Trustee                   $0                 $67,123   (1)
Trustee's Counsel                          0                 198,906   (1)
Trustee's Accountants                      0                  34,373
Trustee's Special Plan Counsel             0                 108,141
Special Litigation Counsel for
   Trustee - Costs                         0                   2,298
   Trustee - Fees                          0               1,798,500   (2)
Auditors                                   0                       0
Financial Consultants                      0                 100,000
                                           -                 -------
   Total                                  $0              $2,309,341
                                          ==              ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

         1. $3,000,000.00 - Westinghouse Settlement    Fees - $990,000
         2. $1,500,000.00 - Piper Jaffray Settlement   Fees - $495,000
         3. $1,050,000.00 - Johnson Settlement         Fees - $313,500

     The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $992,622.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                 For Period February 1 to February 28, 1998
-----------------------------------------------------------------------------

Payee Name           Position     Nature of Payment        Amount
Ralph F. Cox         Director     Director Fees                 $0.00

Calvin L. Rampton    Director     Director Fees                 $0.00

Clark M. Mower       President    Salary                   $12,833.34
                                  Expense Reimbursement       $276.42

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                           Quarterly Fee Summary
                       Month Ended February 28, 1998
-----------------------------------------------------------------------------

                         Cash           Quarterly   Payment
                         Disbursement   Fee Due     Check No.   Date
January                  $377,740.24
February                  169,278.67
March
                         -----------
   Total 1st Quarter      547,018.91

April
May
June
   Total 2nd Quarter

July
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F